  NUMBER                        Vitafort (TM)                           SHARES
VIR                        INTERNATIONAL CORPORATION


INCORPORATED UNDER THE LAWS                                   SEE REVERSE FOR
 OF THE STATE OF DELAWARE                                   CERTAIN DEFINITIONS


    THIS CERTIFIES that                               CUSIP 928467 30 7





    is the owner of


 FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF THE PAR VALUE OF
                                $.0001 EACH OF

                      VITAFORT INTERNATIONAL CORPORATION
CERTIFICATE OF STOCK transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and all amendments thereto; to all of which the holder by acceptance hereof assents.
     This certificate is not valid until countersigned by the Transfer Agent. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

     /s/ Frank J. Hariton      [CORPORATE SEAL OF          /s/ Mark Beychok
         ASSISTANT SECRETARY   VITAFORT INTERNATIONAL             PRESIDENT
                               CORPORATION]

COUNTERSIGNED:
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                            TRANSFER AGENT

BY
                        AUTHORIZED OFFICER



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     The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM --as tenants in common    UNIF GIFT MIN ACT - ......Custodian......
                                                           (Cust)       (Minor)
     TEN ENT --as tenants by the entireties                under Uniform Gifts
                                                           to Minors
     JT TEN  --as joint tenants with right of              Act.............
               survivorship and not as tenants                  (State)
               in common

    Additional abbreviations may also be used though not in the above list.

       For Value Received, ___________________________ hereby sell, assign and transfer unto

      PLEASE INSERT SOCIAL SECURITY OR OTHER
          IDENTIFYING NUMBER OF ASSIGNEE
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           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

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------------------------------------------------------------------------- Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated __________________________________


                                   ---------------------------------------------
                                   NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever. The signature of the person executing this power must be guaranteed by an Eligible Guarantor Institution such as a Commercial Bank, Trust Company, Securities Broker/Dealer, Credit Union, or a Savings Association participating in a Medallion program approved by the Securities Transfer Association, Inc.